CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the Class Y Shares Prospectus of Pioneer Oak Ridge Large Cap Growth Fund (a series of Pioneer Series Trust I) and "Independent Auditors" and "Financial Statements" in the Class A, Class B, Class C, Class R and Class Y Shares Statement of Additional Information of Pioneer Oak Ridge Large Cap Growth Fund, and to the incorporation by reference of our report, dated January 16, 2004, on the financial statements and financial highlights of Oak Ridge Large Cap Equity Fund (predecessor of Pioneer Oak Ridge Large Cap Growth Fund), included in the annual report to shareholders for the fiscal year ended November 30, 2003, in Post-Effective Amendment No. 1 to the Registration Statement (Form N-1A, 1933 Act File No. 333-108472) of Pioneer Series Trust I.

We also consent to the references to our firm under the captions "Financial Highlights" in the Class A, Class B, Class C Shares Prospectus of Pioneer Oak Ridge Small Cap Growth Fund (a series of Pioneer Series Trust I) and in the Class A, Class B, Class C Shares Prospectus and the Class R Shares Prospectus of Pioneer Oak Ridge Large Cap Growth Fund, and "Independent Auditors" and "Financial Statements" in the Statements of Additional Information for Pioneer Oak Ridge Small Cap Growth Fund and Pioneer Oak Ridge Large Cap Growth Fund, and to the incorporation by reference therein of our report, dated January 16, 2004, on the financial statements and financial highlights of the Oak Ridge Small Cap Equity Fund (predecessor of Pioneer Oak Ridge Small Cap Growth Fund) and the Oak Ridge Large Cap Equity Fund, included in their annual reports to shareholders for their fiscal year ended November 30, 2003, in Pre-effective Amendment No. 2 to Registration Statement (Form N-1A, 1933 Act File No. 333-108472) of Pioneer Series Trust I, which is incorporated by reference in Post-Effective Amendment No. 1 to the Registration Statement of Pioneer Series Trust I.


                              /s/ ERNST & YOUNG LLP


Boston, Massachusetts
June 24, 2004